Exhibit 10.8

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXCLUSIVE LICENSE AGREEMENT

OF JUNE 10, 2020

between

INDIANA UNIVERSITY RESEARCH AND TECHNOLOGY

CORPORATION

and

MBX BIOSCIENCES, INC.

This exclusive license agreement (the “Agreement”) is made and entered into as of June 10, 2020 (the “Effective Date”) by and between:

Indiana University Research and Technology Corporation (“IURTC”), a non-profit corporation organized under the laws of the State of Indiana, represented by The Trustees of Indiana University (“IU”), a body politic and corporate of the State of Indiana, having its principal offices at 107 S. Indiana Ave., Bloomington, IN 47405; and

MBX Biosciences, Inc. (“Licensee”), a Delaware corporation, having its principal offices at 12406 Horesham St, Carmel, Indiana 46032, United States.

The Parties hereby agree:

1.

Background: IU and Licensee are parties to that certain Master Research Agreement, effective as of April 1, 2019 (the “Research Agreement”), pursuant to which Licensee agreed to fund certain research of Richard DiMarchi, M.D., Ph.D., and further pursuant to which IU granted to Licensee an option to secure a license to intellectual property arising from such research. IURTC is the owner of certain intellectual property rights invented under the Research Agreement by Richard DiMarchi, M.D., Ph.D. and Fa Zhang, Ph.D. (the “Inventors”) at IU and generally referred to as IURTC [***] In accordance with the terms of the Research Agreement, IURTC is willing to grant licenses to these intellectual property rights provided the rights are used to further scientific research, for new product development, and for other applications in the public interest. Licensee represents to IURTC that it has the necessary product development, manufacturing, and marketing capabilities to commercialize products based on such intellectual property rights. Licensee desires to obtain a license to these intellectual property rights upon the terms and conditions set forth in this Agreement.

2.	Definitions: In addition to other capitalized terms defined herein, the following words and phrases have the meanings assigned to them below.

2.1

“Affiliate” means any entity that directly or indirectly owns or controls the applicable entity, is owned or controlled by the applicable entity, or is under common ownership or control with the applicable entity. “Own(s)” or “control(s)” means:

2.1.1	Direct or indirect ownership of at least fifty percent (50%) of the outstanding voting securities of a corporation;

2.1.2	The right to receive at least fifty percent (50%) of the earnings of the entity in question; or

2.1.3	The right to control the business decisions of the entity in question.

2.2	“Combination Product” means any Licensed Product sold or used in combination with one or more other products which are not Licensed Products.

2.3

“Confidential Information” means (a) the terms and conditions of Articles 4 and 5, (b) information exchanged between the Parties under Articles 4, 5, 6, 9, and 10, and (c) any information disclosed pursuant to this Agreement that is designated by the disclosing Party in any reasonable manner as confidential within a reasonable time after it is delivered to the receiving Party.

2.4

“Development Plan” means Licensee’s good faith, bona fide plan for the development, manufacture, promotion, importation, use, sale, and marketing of Licensed Products. The Development Plan will include, at a minimum, then current:

2.4.1	[***];

2.4.2	[***];

2.4.3	[***]; and

2.4.4	[***].

2.5	“Field” means [***].

2.6

“First Commercial Sale” means the earliest date of Sale of a Licensed Product by Licensee or Sublicensees. The transfer of Licensed Products by Licensee or Sublicensees strictly for their internal laboratory and clinical research and development purposes or beta-testing prior to regulatory approval does not constitute a First Commercial Sale, provided that Licensee or Sublicensees receive no payment or other consideration or value for such Licensed Product in excess of the actual documented costs of producing and transporting such Licensed Product.

2.7

“Licensed Product” means any product or process whose manufacture, use, offer for Sale, Sale, importation, or practice would, absent the license granted under this Agreement, constitute an infringement of any Valid Claim in the Patent Rights.

2.8

“Net Sales” means the gross receipts for the Sale of Licensed Products, less the following to the extent documented to IURTC and only insofar as they are included in gross receipts and are separately billed:

2.8.1	[***];

2.8.2	[***];

2.8.3	[***]; and

2.8.4	[***].

For the avoidance of doubt, transfers of a Licensed Product between any of Licensee and/or a Sublicensee for sale by the transferee shall not be considered Net Sales hereunder.

In the event that a Licensed Product is sold as a Combination Product, Net Sales, for the purposes of determining royalty payments on the Combination Product, shall mean [***].

2.9	“Party” means individually, IURTC or Licensee. Collectively, IURTC and Licensee may be referred to as the “Parties.”

2.10	“Patent Rights” means IURTC’s rights in:

2.10.1	The patent applications and patents listed in Exhibit A;

2.10.2

All U.S. patent applications claiming priority to any of the above-referenced patents or applications, including without limitation divisionals, continuations, and subject matter claimed in continuation-in-part applications that are entitled to the priority filing date of any of the above;

2.10.3	Foreign equivalent applications claiming priority to any of the above-referenced patents or applications;

2.10.4	Patents issuing from any of the above-referenced applications;

2.10.5	Any of the foregoing during reissue, re-examination, opposition, or post-grant review proceedings;

2.10.6	Reissues and re-examinations of any of the above-referenced patents; and

2.10.7	Any extensions of or supplementary protection certificates referencing any of the above patents.

2.11

“Sale,” “Sold,” and “Sell” mean any transaction in which a Licensed Product is manufactured, exchanged, or transferred for value, including without limitation sales, leases, licenses, rentals, provision of services through the practice of Licensed Products, and other modes of distribution or transfer of a Licensed Product. A Sale of a Licensed Product will be deemed to have been made upon the earliest of the dates on which Licensee or Sublicensees (or anyone acting as a result of, on behalf of, or for the benefit of Licensee or Sublicensees) invoices, ships, provides, or receives value for a Licensed Product.

2.12	“Sublicense” means each agreement, however captioned, that directly or indirectly:

2.12.1	Grants, conveys, or otherwise transfers any of the rights granted under Paragraph 3.1 of this Agreement;

2.12.2	Agrees not to assert one or more of the Patent Rights or agrees not to sue, prevent, or seek a legal remedy for the practice of same;

2.12.3	Has obtained the agreement from another entity not to practice the Patent Rights; or

2.12.4

Has agreed with any other entity to do any of the foregoing, or to forbear from offering or doing any of the foregoing with any other entity, including without limitation licenses, option agreements, right of first refusal agreements, standstill agreements, settlement agreements, co-development agreements, co-promotion agreements, joint venture agreements, and other agreements.

For the avoidance of doubt, the right to “have made” granted under Paragraph 3.1 means the right to enter into an agreement with a third party for the purpose of having such third party manufacture Licensed Products solely at the direction and on behalf of Licensee (or any Affiliate or Sublicensee).

2.13	“Sublicensee” means any third party, including any Affiliate, that enters into a Sublicense.

2.14

“Sublicensing Revenue” means the remuneration received by Licensee under each Sublicense with a Sublicensee that is not an Affiliate in consideration for the Sublicense of Patent Rights to such Sublicensee by Licensee, including without limitation the fair market cash value of any and all non-cash consideration, including without limitation license issue fees, option fees, other licensing fees, milestone payments, minimum annual royalties, equity, or other payments of any kind whatsoever (but excluding running royalties paid by Licensee to IURTC for Net Sales by Sublicensees, payments for reimbursement of patent prosecution, defense, enforcement and maintenance and other related expenses, and payments for research, development or commercialization activities), irrespective of whether such revenues are received in the form of cash, barter, credit, stock, warrants, release from debt, goods or services, licenses back, and/or a premium on the sale of equity (i.e., payments for equity that exceed the pre-Sublicense value), it being understood that payments for equity that do not exceed the pre-Sublicense value shall not be included in Sublicensing Revenue.

2.15	“Term” means the period commencing on the Effective Date and continuing until the expiration of the last of the Patent Rights unless earlier terminated in accordance with this Agreement.

2.16	“Territory” means [***].

2.17

“Valid Claim” means (a) a claim of an issued and unexpired patent which has not been revoked or held unenforceable or invalid by a final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application that was filed and has been prosecuted in good faith and has not been (i) cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of such application, or (ii) pending for more than five (5) years since such claim was first presented or is the result of amending another claim pending for more than five (5) years (either in the same application or in another application in the same jurisdiction) so as to add or delete an obvious limitation, so as to make a trivial or nonsubstantive change, or so as to change a matter of form.

3.	Grant:

3.1

Subject to the terms and conditions of this Agreement, IURTC hereby grants to Licensee and Licensee hereby accepts an exclusive, royalty bearing license under the Patent Rights in the Field to make, have made, use, have used, offer to sell, have offered for sale, sell, have sold, import and have imported Licensed Products in the Territory. IURTC acknowledges and agrees that, during the Term, it shall not directly or indirectly grant any licenses or other rights inconsistent with this Paragraph 3.1.

3.2

Subject to the terms of this Paragraph 3.2, Licensee may grant Sublicenses to third parties, including any Affiliate of Licensee, under the license granted to Licensee in Paragraph 3.1. Any Sublicense granted by Licensee shall be considered a “First Tier Sublicense”, and such sublicensee shall be considered a “First Tier Sublicensee”, in each case, for purposes of this Paragraph 3.2. These First Tier Sublicenses may, in Licensee’s sole discretion, include the right to grant further Sublicenses to third parties, including any Affiliate of Licensee, under any or all of the Patent Rights (each a “Second Tier Sublicense”, and such sublicensee shall be considered a “Second Tier Sublicensee”, in each case, for purposes of this Paragraph 3.2.) Any such Second Tier Sublicenses shall comply with the terms of this Paragraph 3.2 and expressly prohibit the issuance of further Sublicenses under any or all of the Patent Rights. For clarification, the Parties agree that an Affiliate has no rights hereunder unless granted a Sublicense in accordance with this Paragraph 3.2. Notwithstanding anything in the foregoing to the contrary, (i) Sublicenses granted by Licensee to any Affiliate of Licensee shall not count towards the tiered sublicensing described above, and (ii) any such Affiliates shall not be deemed First Tier Sublicensees or Second Tier Sublicensees for purposes of this Paragraph.

3.2.1	For each proposed Sublicensee, Licensee must first provide written notice to IURTC at least [***] prior to granting a Sublicense to such proposed Sublicensee.

3.2.2	Each Sublicense must be issued in writing and contain terms and conditions that:

3.2.2.1	Name IURTC and IU as third party beneficiaries; and

3.2.2.2

Include all of the rights of IURTC and IU and require the performance of obligations due to IURTC and IU (and, if applicable, the U.S. Government under 35 U.S.C. §§ 200-212) consistent with those set forth in this Agreement.

3.2.3

Licensee will deliver to IURTC a copy of each Sublicense and any amendments thereto within [***] of each execution, along with Licensee’s representation and warranty that no prior, contemporaneous, planned, or proposed contractual relationships contain consideration to Licensee or Sublicensee reasonably attributable to the sublicensed rights, other than as set forth in the applicable Sublicense. If the original Sublicense is written in a language other than English, the copy of the Sublicense and all exhibits thereto will be accompanied by a complete translation written in English that Licensee represents and warrants will be a true and accurate translation of the Sublicense and its exhibits. Licensee will also promptly notify IURTC upon the termination of each Sublicense. The terms of any Sublicense shall be Confidential Information of Licensee.

3.2.4

Licensee agrees to be fully responsible for the performance of Sublicensees and liable for their compliance hereunder. In the event of any act or omission by a Sublicensee that would be a breach of this Agreement if imputed to Licensee, Licensee will use commercially reasonable efforts to cause such Sublicensee to cure such breach in accordance with Paragraph 13.3 of this Agreement. In the event such efforts are unsuccessful and such breach remains uncured, Licensee will terminate such Sublicense; otherwise, if such Sublicense is not terminated, then Sublicensee’s breach will be deemed to be a breach by Licensee of this Agreement.

3.3

IURTC and IU retain the right to (a) practice and use the Patent Rights for educational, research, and patient care and treatment purposes, provided that such purposes are non-commercial, which includes research conducted that may be sponsored by commercial entities so long as such commercial entities (other than Licensee) are not granted rights in any intellectual property that may arise from such research involving the use of the Patent Rights and (b) permit other non-profit and academic entities to practice and use the Patent Rights for all of the same foregoing non-commercial purposes. For the avoidance of doubt, in no event shall IURTC or IU use, or authorize any third party to use, the Patent Rights except as authorized under this Paragraph 3.3. Licensee agrees not to directly or indirectly restrict the rights of IU, other non-profit or academic entities, or their respective faculty, staff, students, or employees from publishing the results of their research or transferring materials related to the Patent Rights, to the extent such research or material transfer is encompassed within the rights retained by IURTC and IU under this Paragraph 3.3.

3.4

This Agreement provides Licensee and Sublicensees no ownership rights of any kind in the Patent Rights or any Confidential Information provided by or on behalf of IURTC or IU. All rights, titles, and interests in and to tangible and/or intangible property of IURTC or IU, including without limitation those rights expressly reserved in Paragraph 3.3 and ownership of the Patent Rights and any Confidential Information provided, remain the property of IURTC or IU. Nothing in this Agreement will be construed as a sale thereof or conferring, by implication, estoppel, or otherwise, upon Licensee, Sublicensees, or any party in privity with or any customer of any of the foregoing, any right, title, or interest of IURTC or IU except as expressly granted in Paragraphs 3.1 and 3.2.

3.5

In accordance with 35 U.S.C. §§ 200-212, 37 C.F.R. Part 401, and in the relevant government research contracts with IU and applicable U.S. statutes, the U.S. Government retains certain rights and may impose certain requirements with respect to subject inventions as that term is defined therein. To the extent applicable, such rights and requirements include without limitation: (a) the grant of a nonexclusive, non-transferable, irrevocable, fully paid-up license to practice or have practiced for or on behalf of the government the subject inventions throughout the world and (b) the requirement that subject inventions and products produced through the use of subject inventions that are used or sold in the U.S. be manufactured substantially in the U.S. The rights granted in this Agreement are expressly made subject to these laws and regulations as they may be amended from time to time, and Licensee agrees to comply and enable IURTC and IU to comply with all such applicable laws and regulations, including without limitation to submit information requested by IURTC to satisfy IU’s reporting requirements in connection therewith. Upon written request by Licensee, IURTC agrees to exercise reasonable efforts to submit requests on behalf of Licensee for the waiver of any U.S. manufacturing obligations in accordance with 35 U.S.C. §204.

3.6

Licensee will mark (a) all Licensed Products Sold in the U.S. with the applicable Patent Rights and in a manner consistent with 35 U.S.C. § 287(a) and (b) all Licensed Products Sold in other countries with the applicable Patent Rights in a manner consistent with the laws and regulations then applicable in each such country. Licensee acknowledges that it will be liable to IURTC for infringement damages lost due to a failure to mark Licensed Products and/or the improper or defective marking of the Patent Rights.

4.

Diligence: Licensee agrees to use commercially reasonable efforts, itself or through one or more Sublicensees, to develop, promote, and Sell a Licensed Product in the Field within the Territory in accordance with the terms and conditions of this Agreement and applicable laws and regulations.

4.1

Within [***] of the Effective Date, Licensee will provide IURTC with a Development Plan. No later than January 31 of each subsequent year during the Term, Licensee will provide IURTC with written updates to the Development Plan. The updates will summarize in reasonable detail the progress achieved during the previous year, any problems encountered in the development, evaluation, testing, pre-production manufacturing, First Commercial Sale, and/or initial marketing of each Licensed Product, and plans for the future regarding the foregoing. Upon reasonable request by IURTC, Licensee will consult with IURTC about tasks, schedules, and progress.

4.2

Licensee will (a) achieve, directly or through Sublicensees, the following commercial goals by the dates set forth below and (b) provide IURTC with evidence of the achievements of such goals within [***] after the corresponding date:

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]

Licensee may extend the date to achieve any of the foregoing goals by [***] prior to the then-current deadline for such goal. If Licensee fails to timely exercise any available extensions or fails to achieve any of the foregoing goals after exercising any available extensions, IURTC may terminate this Agreement in accordance with Paragraph 13.3. At the request of Licensee, IURTC agrees to negotiate in good faith any reasonable proposals from Licensee to further extend the applicable deadline in light of Licensee’s experience in implementing the development of Licensed Products within the [***] cure period set forth in Paragraph 13.3. If the Parties are unable to come to an agreement following such [***] cure period and such goal has still not been achieved by Licensee, then IURTC will terminate this Agreement by providing written notice of such termination to Licensee.

5.	Financial Consideration:

5.1	Issue Fee: Licensee will pay to IURTC [***] within [***] of the Effective Date and [***] upon [***] of the Effective Date.

5.2	Licensee will pay to IURTC royalties as follows:

(a)	Within [***] of the end of each calendar year in which Net Sales occur, Licensee will pay to IURTC a running royalty as follows:

Royalty on Net Sales by Licensee and Sublicensees

Net Sales Per Calendar Year	Royalty
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)

To the extent that Licensee or any of its Sublicensees is obligated to pay a non-Affiliate third party (other than IURTC) any amounts in consideration for intellectual property owned or controlled by such non-Affiliate third party, which intellectual property is licensed by Licensee or any of its Sublicensees in order to manufacture, use, import, offer for sale, or sell a Licensed Product (“Third Party Payment”), Licensee and its Sublicensees may deduct from any royalty due to IURTC hereunder such Third Party Payment up to [***] of the running royalties owed in any calendar year hereunder, provided that:

(i)

On an ongoing basis and prior to reduction of any royalty due to IURTC for a given calendar year, Licensee first provides written evidence to IURTC of Licensee’s or any of its Sublicensees’ payment obligations to such third party for such calendar year demonstrating that such payment obligation is in consideration for intellectual property owned or controlled by such non-Affiliate third party and licensed by Licensee or any of its Sublicensees in order to manufacture, use, import, offer for sale, or sell a Licensed Product.

(c)	If the manufacture, use or sale of any Licensed Product is covered by more than one of the Patent Rights, multiple royalties shall not be due.

(d)

The royalty obligations shall continue on a country-by-country basis as to each Licensed Product, until the expiration or termination of the last to expire of a Valid Claim within Patent Rights that covers such Licensed Product in that country.

5.3	On the first day of the calendar year following each applicable calendar year, Licensee will pay to IURTC an annual maintenance fee according to the table below:

Calendar Year	Maintenance Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	One hundred thousand dollars ($100,000)

Maintenance fee payments may be credited toward payments due to IURTC under Paragraphs 5.2, 5.4, and 5.5 but only for those payments that accrue in the same calendar year with respect to which the maintenance fee was due and paid.

5.4	Within [***] of the end of each calendar quarter in which Licensee receives Sublicensing Revenue, Licensee will pay to IURTC a percentage of Sublicensing Revenue according to the table below:

Effective date of Sublicense	Percentage of Sublicensing Revenue
[***]	[***]
[***]	[***]

For Net Sales arising from Sublicenses, Licensee will pay IURTC the lower of (a) [***] or (b) [***]. For the avoidance of doubt, with respect to Net Sales arising from Sublicenses, Licensee shall not be required to pay to IURTC payments under both Paragraph 5.2 and this Paragraph 5.4.

If Sublicense Revenue is attributable to intellectual property owned by Licensee or a third party and not licensed in this Agreement, the share of Sublicensing Revenue will be adjusted as agreed between the Parties by relative value attributed to such Licensee or third party intellectual property.

5.5

Licensee will promptly notify IURTC of the achievement of a performance milestone identified in the table below. Licensee will pay to IURTC the performance milestone payment according to the table below:

Performance Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each of the above milestone payments will be paid only [***].

Should Licensee receive Sublicensing Revenue for a Sublicensee’s achievement of a particular performance milestone, Licensee will pay to IURTC [***] or [***], but for the avoidance of doubt, Licensee will not be required to pay to IURTC payments under both Paragraph 5.4 and this Paragraph 5.5 with respect to Sublicensee’s achievement of such performance milestone.

6.	Payment and Reports:

6.1

All dollar ($) amounts referred to in this Agreement are expressed in U.S. dollars. All payments to IURTC (a) are non-refundable, (b) may not be placed in escrow, and (c) will be made in U.S. dollars by check or electronic transfer without deduction of any transfer, exchange, or other fees.

6.1.1	IURTC [***] and the purpose of the payment will be included with the check or wire transfer information.

6.1.2

All payments due under this Agreement will be paid in U.S. dollars with any conversion of foreign currency made at the conversion rate published in the Eastern edition of The Wall Street Journal as of the last business day in the U.S. of the applicable payment period.

6.2

Licensee will deliver to IURTC, with each payment made under Paragraph 6.1, a written report describing the purpose of the payment and setting forth the calculation of the payment being made to IURTC, including without limitation the following:

6.2.1	For payments under Paragraph 5.2, [***];

6.2.2	For payments under Paragraphs 5.2, 5.4, and 5.5, [***];

6.2.3	For payments under Paragraphs 5.2, 5.4, and 5.5, [***]; and

6.2.4	For payments under Paragraph 5.4, [***].

6.3

Licensee will maintain complete, continuous, and accurate books of account and records sufficient to enable IURTC to verify the amounts paid under this Agreement, and for otherwise verifying the performance hereunder and compliance herewith by Licensee and Sublicensees. The books and records will be maintained for [***] following the calendar quarter after submission of the reports required by Paragraph 6.2. Upon reasonable notice by IURTC and during normal business hours, Licensee will give IURTC (or auditors or inspectors appointed by and representing IURTC) access to all books and records, including without limitation for Sales of Licensed Products, to conduct an audit or review of those books and records at the expense of IURTC. This access will be available [***] during the Term and for the [***] thereafter. Any underpayment will be promptly paid, with interest as set forth in Paragraph 6.4, to IURTC. Any overpayment will be [***]. If the audit or review reflects an erroneous payment [***] for any calendar quarter, then Licensee will promptly reimburse IURTC for the reasonable costs and expenses of the accountants and auditors in connection with the review and audit. Licensee’s books and records, and all information learned or accessed under this Paragraph 6.3, shall be Licensee’s Confidential Information.

6.4

All payments not paid by Licensee to IURTC when due will accrue interest, from the due date until payment is received by IURTC, at an annual rate equal [***] (or the maximum allowed by law, if less). In the event of default in payment, collection agency’s fees of the delinquent balance and out-of-pocket attorney fees plus any applicable court costs will be added to the amount due to IURTC. Licensee will reimburse IURTC within [***] of each invoice for all such costs.

6.5

Any taxes required to be withheld by Licensee from payments due under this Agreement to comply with the tax laws of the U.S. or any other country will be promptly paid by Licensee to the appropriate tax authorities, and Licensee will furnish IURTC with original tax receipts or other appropriate evidence issued by the appropriate tax authorities sufficient to enable IURTC to support a claim for income tax credit or refund with respect to any sum so withheld.

7.	Confidentiality:

7.1

During the Term and for a period of [***]thereafter, the receiving Party agrees to maintain in secrecy and not disclose to any third party any Confidential Information received. The receiving Party will use the Confidential Information received solely as necessary to perform its obligations and exercise its rights in accordance with the terms and conditions of this Agreement.

7.2	The confidentiality obligations set forth above apply to all or any part of Confidential Information except to the extent that such information:

7.2.1	Is or becomes part of the public domain through no fault of the receiving Party;

7.2.2	Was known to the receiving Party before disclosure by the disclosing Party as established by documentary evidence;

7.2.3

Is identical subject matter originally and independently developed by the receiving Party’s personnel without knowledge, use of, or access to any Confidential Information as established by documentary evidence; or

7.2.4	Was disclosed to the receiving Party without restriction by a third party having a right to make the disclosure.

7.3	Notwithstanding the other terms of this Article 7:

7.3.1

IURTC may report consideration received under this Agreement and Licensee’s progress under Article 4, including without limitation providing Development Plans and reports, to IU, the Inventors, and to the U.S. Government under Paragraph 3.5; and

7.3.2

The receiving Party may disclose Confidential Information when required by law, regulation, or court order, provided that the receiving Party (a) provides reasonable prompt prior notice to the disclosing Party to allow the disclosing Party an opportunity to obtain a protective order or other remedy, (b) consults with the disclosing Party regarding any legitimate basis on which the receiving Party might resist or narrow its response to the request, and (c) discloses only such Confidential Information that the receiving Party is legally compelled to disclose. Notwithstanding the foregoing, Licensee acknowledges and agrees that IU is subject to the Indiana Access to Public Records Act, I.C. 5-14-3-1 et seq. (“ARPA”) and that disclosure of some or all Confidential Information provided to IU pursuant to this Agreement, and the Agreement itself, may be compelled pursuant to ARPA.

7.4

Licensee will not use or permit the use of the name of IURTC, IU, or any employee thereof or use the trademarks, including without limitation logos, of any of the foregoing for any commercial, advertisement, or promotional purpose without the prior written consent of IURTC. Neither IURTC nor IU shall use or permit the use of the name of Licensee, any Sublicensee, or any employee thereof or use the trademarks, including without limitation logos, of any of the foregoing for any commercial, advertisement, or promotional purpose without the prior written consent of Licensee. Notwithstanding the foregoing, each Party may state that Licensee licensed from IURTC one or more of the patent applications and/or patents in the Patent Rights, list Inventor names and their affiliation with IU, and describe the type and extent of licenses. For clarification, the foregoing does not limit either Party’s ability to comply with disclosure requirements of all applicable laws relating to its business, including, without limitation, United States and state securities laws.

8.	Representations and Warranties:

8.1	IURTC represents and warrants that:

8.1.1	It has the authority to enter into this Agreement and that the person signing on its behalf has the authority to do so; and

8.1.2

To the best of its knowledge, it is the owner of the Patent Rights (and, in the case of Patent Rights in existence as of the Effective Date, the sole and exclusive owner) subject to any rights retained by the U.S. Government by operation of law, and that it has the authority to grant the license set forth herein; and

8.1.3	Prior to the Effective Date it has not granted, or assumed any obligation to grant, any rights in the Patent Rights to any third party that would conflict with the rights granted to Licensee herein.

8.2	Licensee represents and warrants that:

8.2.1	It is a corporation duly organized, existing, and in good standing under the laws of the State of Delaware;

8.2.2

The execution, delivery, and performance of this Agreement have been authorized by all necessary corporate action on the part of Licensee and that the person signing this Agreement on behalf of Licensee has the authority to do so;

8.2.3

The making, exercising of any right, or performance of any obligation under this Agreement does not violate any separate agreement it has with a third party, and in so acting, Licensee will not breach the terms and conditions of this Agreement or fail to comply with applicable laws, regulations, and court orders;

8.2.4	It is not a party to any agreement or arrangement that would prevent it from performing its duties and fulfilling its obligations under this Agreement;

8.2.5	It has and will maintain the insurance coverage required under this Agreement;

8.2.6	It will obtain any additional licenses from any third party needed to perform and fulfill its duties and obligations under this Agreement;

8.2.7

Each IU employee that is employed by, is affiliated with, and/or possesses a financial interest in Licensee has received conflict of interest and/or conflict of commitment approval from IU in accordance with all applicable IU policies;

8.2.8	There is no pending litigation and no threatened claims against it that could impair its ability or capacity to perform and fulfill its duties and obligations under this Agreement; and

8.2.9

As of the Effective Date, it is a “small” entity as defined in 37 CFR § 1.27, and it will promptly notify IURTC of any change to its entity status through acquisition, addition of employees, sublicensing this Agreement, or any other mechanism.

8.3

EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, IURTC PROVIDES THE PATENT RIGHTS “AS IS.” EXCEPT AS PROVIDED IN THIS AGREEMENT OR IN THE RESEARCH AGREEMENT, IURTC MAKES NO REPRESENTATIONS OR WARRANTIES AND EXPRESSLY DISCLAIMS ON BEHALF OF ITSELF AND IU ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE, INCLUDING WITHOUT LIMITATION:

8.3.1	A warranty or representation as to the validity, scope, enforceability, or efficacy of the Patent Rights;

8.3.2

A warranty or representation that the exercise of any rights granted in this Agreement, including without limitation practicing the Patent Rights, does not or will not infringe patents, copyrights, trademarks, trade secrets or other tangible or intangible property rights of third parties;

8.3.3	A warranty or representation of operability, that development of a Licensed Product is possible, or to safety, effectiveness, or commercial viability of Licensed Products;

8.3.4	An obligation to bring or prosecute actions or suits against third parties for infringement of the Patent Rights;

8.3.5

A grant, by implication, estoppel, or otherwise, of any licenses or rights under patents or other intellectual property rights other than the rights expressly granted herein to the Patent Rights regardless of whether such patents or other intellectual property rights are dominant or subordinate to the Patent Rights;

8.3.6	Directly or indirectly operating or applying as a waiver of sovereign immunity by IU or the State of Indiana;

8.3.7	Imposing any obligation or any liability on any party contrary to the laws of the State of Indiana; and

8.3.8	IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS OF THE PATENT RIGHTS OR ANY LICENSED PRODUCTS FOR ANY PURPOSE.

8.3.9

IURTC and IU will not be liable, including without limitation to Licensee, Sublicensees, and any respective affiliates, successors, assigns, independent contractors, and agents, or to any third party regarding any claim arising from or relating to the exercise of any right granted by

IURTC hereunder, including without limitation Licensee’s use of the Patent Rights, except to the extent arising from any breach by IURTC of this Agreement; or from the manufacture, use, or importation of products, except to the extent arising from any breach by IURTC of this Agreement. In no event shall either Party be liable to the other for any claim for loss of profits or loss or interruption of business; or for indirect, special, exemplary, punitive, or consequential damages of any kind. The above limitations on liability apply even if advised of the possibility of such damages.

8.4

The rights granted to Licensee under this Agreement are contingent upon Licensee’s compliance with all applicable laws and regulations, including without limitation the U.S. Export Administration Regulations, U.S. International Traffic in Arms Regulations (ITAR), U.S. Foreign Corrupt Practices Act, and various economic sanctions programs administered by the U.S. Department of Treasury. Among other things, the transfer of certain technical data and commodities may require a license from the cognizant agency of the U.S. Government and/or written assurances by Licensee that Licensee will not export data or commodities to certain foreign countries without prior approval of such agency. IURTC and IU do not represent that a license is not required, or that, if required, such a license will be issued.

9.	Prosecution of Patent Rights:

9.1

IURTC will prepare, file, prosecute, defend, and maintain the Patent Rights at the discretion of Licensee and in accordance with the terms and conditions herein using attorneys of IU’s choosing that are reasonably acceptable to Licensee. IURTC will instruct its attorneys (a) to obtain final decisions from Licensee regarding the preparation, filing, prosecution, defense, and maintenance of the Patent Rights and (b) to seek IURTC’s comments and suggestions, which Licensee will consider, prior to taking material actions for the same.

9.2

IURTC will authorize Licensee to communicate directly with IURTC’s patent counsel, with copies of all such communications provided to IURTC. All information exchanged among IURTC’s counsel, the Parties, and/or the Inventors regarding the preparation, filing, prosecution, issue, defense, or maintenance of the Patent Rights will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, issue, defense, and maintenance of the Patent Rights, the interests of the Parties as licensor and licensee are to obtain the strongest and broadest patent protection possible, and as such, are aligned and legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Patent Rights, including without limitation privilege under the common interest doctrine and similar or related doctrines.

9.3

Licensee will reimburse IURTC for costs and expenses incurred by IURTC prior to the Effective Date relating to the preparation, filing, prosecution, defense, and maintenance of the Patent Rights within [***] after the Effective Date. As of the Effective Date, IURTC has incurred approximately [***] for such patent-related costs and expenses.

9.4

Licensee will reimburse IURTC for all documented costs and expenses properly incurred by IURTC in accordance with this Article 9 during the Term relating to the preparation, filing, prosecution, defense, and maintenance of the Patent Rights within [***] of receipt of billing invoices for such costs and expenses.

9.5	Notwithstanding anything to the contrary herein:

9.5.1

IURTC may request written confirmation from Licensee that it will satisfy its reimbursement obligations for any particular fees or expenditures for the Patent Rights at least [***] in advance of the date on which such expenditure is to be made or such fee is due to be paid. If Licensee elects not to pay in accordance with Paragraph 9.6 or fails to respond, then such Patent Rights will be removed from the Agreement, the license granted to Licensee for those patent applications or patents in the Patent Rights will terminate, the definition of Patent Rights will be unilaterally amended to exclude such rights, and IURTC will be free, at its sole discretion and without any further obligation to Licensee, to prosecute, maintain, license, or abandon such former Patent Rights for the sole use and benefit of IURTC and at IURTC’s expense;

9.5.2

In addition, IURTC may, at its sole discretion, require payment of a reasonable retainer from Licensee prior to payment of any fees or other direct costs paid on behalf of IURTC for the Patent Rights to any patent office;

9.5.3

Should Licensee become delinquent at any time for the reimbursement of patenting costs, IURTC may, at its sole discretion, require Licensee to pay in advance of all future actions undertaken by counsel regarding the Patent Rights; and

9.5.4	In addition to and not in lieu of its other rights and remedies hereunder, IURTC will have no obligations to Licensee under this Article 9 if Licensee is delinquent in its payments.

9.6

If Licensee elects not to incur fees or expenditures for any Patent Rights, Licensee will give IURTC written notice of such election at least [***] in advance of the date on which such expenditure is to be made or such fee is due to be paid. Upon IURTC’s receipt of such notice, or if any payment due under this Article 9 is delinquent for more than [***], the license granted to Licensee for those patent applications or patents in the Patent Rights will terminate, the definition of Patent Rights will be unilaterally amended to exclude such rights, and IURTC will be free, at its sole discretion and without any further obligation to Licensee, to prosecute, maintain, license, or abandon such former Patent Rights for the sole use and benefit of IURTC and at IURTC’s expense.

9.7

The Parties agree that the Patent Rights will be extended by all means provided by U.S. or foreign law or regulation, including without limitation extensions provided under U.S. law at 35 U.S.C. §§ 154(b) and 156 and foreign supplementary protection certificates. Licensee hereby agrees to provide IURTC with all necessary assistance in securing such extension, including without limitation providing all information regarding applications for regulatory approval, approvals granted, and the timing of same. Licensee acknowledges that extension under 35 U.S.C. § 156 must be applied for within [***] of the date that a Licensed Product receives permission under the provision of law under which the applicable regulatory review period occurred for commercial marketing or use, and that Licensee’s failure to promptly provide the necessary information or assistance during such [***] period will cause serious injury to IURTC, for which Licensee will be liable at law. The Parties will also cooperate in selecting the Licensed Product each supplementary protection certificate referencing the Patent Rights will list.

10.	Third Party Infringement:

10.1

Each Party will give prompt written notice to the other Party of any known or suspected infringement of the Patent Rights, after which Licensee shall have the first and exclusive right, but not the obligation, under its own control and at its sole expense, to attempt to abate any infringement of the Patent Rights in the Field and the Territory. Licensee may initiate and prosecute actions against third parties for infringement and/or unfair trade practices through outside counsel of its choice, and upon receipt of IURTC’s written consent, such consent not to be unreasonably withheld, may do so in IURTC’s name. Licensee will consult with IURTC prior to and in conjunction with all significant issues regarding such action including without limitation settlement thereof, will keep IURTC informed of all proceedings, and will provide copies to IURTC of all pleadings, legal analyses, and other papers related to such actions. IURTC will provide reasonable assistance to Licensee in prosecuting any such actions, including joining such action as a party plaintiff if IURTC is a necessary and indispensable party for initiation or continuation of such action, and will be reimbursed by Licensee for its reasonable and documented out-of-pocket expenses, which IURTC will only be required to expend if Licensee has approved same for reimbursement. Absent IURTC’s prior written consent, Licensee will not settle or compromise any claim or action in a manner that admits the fault of or creates any obligation on IURTC, IU, or any Inventor, provided that Licensee shall have the right to grant Sublicenses in connection with any such settlement or compromise in accordance with Paragraph 3.2 hereof.

10.2

Any damages recovered under Paragraph 10.1, including without limitation statutory damages, compensatory damages, lost profits damages, exemplary damages, increased damages, and awards of costs and attorney fees, will first be applied to reimbursement of Licensee’s reasonable costs, expenses, and legal fees, including without limitation amounts Licensee has reimbursed or must reimburse to IURTC. The remaining balance of such damages will be retained by Licensee, subject to payment to IURTC of an amount equal to royalties payable hereunder by treating such remaining recovery as “Net Sales” hereunder.

10.3

If Licensee fails or declines to take any action under Paragraph 10.1 within [***] after learning of third party infringement or unfair trade practices, IURTC will have the right, but not the obligation, to take appropriate actions against any such third party at its sole expense and to retain all recovered damages. In such instances, Licensee will cooperate as requested by IURTC, including without limitation joining in an action and will be reimbursed by IURTC for its reasonable and documented out-of-pocket expenses, which Licensee will only be required to expend if IURTC has approved same for reimbursement.

11.	Indemnification:

11.1

Licensee will, and will require Sublicensees to, indemnify, defend, and hold harmless IURTC, IU, and their respective affiliates, board of directors, trustees, employees, faculty, staff, students, Inventors, successors, assigns, independent contractors, and agents (collectively, the “Indemnitees”) from and against any and all judgments, liabilities, losses, damages, actions, claims, costs, or expenses, including without limitation all reasonable attorney fees and costs, incurred by the Indemnitees (collectively, “Claims”) arising out of or relating to the exercise by Licensee or a Sublicensee of any rights conveyed under this Agreement and/or Sublicense, breach of any term or condition under this Agreement and/or Sublicense by Licensee or a Sublicensee, and/or the negligence, willful malfeasance, and/or willful misconduct by Licensee, Sublicensees, and/or their successors or assigns, including without limitation:

11.1.1

The use of any Patent Rights by Licensee or a Sublicensee, including without limitation in the design, development, production, manufacture, sale, offer for sale, use, importation, exportation, lease, marketing, or promotion of any Licensed Product;

11.1.2

Product liability, injury or death to any person, damage to property, or any injury to business, including without limitation business interruption or damage to reputation, arising out of and/or relating to the use of the Patent Rights by Licensee or a Sublicensee, or the use of a Licensed Product; and

11.1.3

Any third party claim that any use of Confidential Information delivered by Licensee to IURTC, or development, provision, or use of Licensed Products violates or infringes a third party’s intellectual property rights.

Licensee will have no obligations under this Article 11 with respect to any Claims to the extent arising from an Indemnitee’s breach of this Agreement, violation of applicable law, negligence or willful misconduct.

11.2

Licensee at its sole expense will defend Indemnitees in accordance with this Article 11. Licensee will have the right to conduct and control the defense of such actions, through outside counsel of its choice which is reasonably acceptable to IURTC. Licensee will consult with IURTC prior to and in conjunction with all significant issues, will keep IURTC informed of all proceedings, and will provide copies to IURTC of all pleadings, legal analyses, and other papers related to such actions. IURTC will provide reasonable assistance to Licensee in defending any such actions, and the Indemnitees may be represented by counsel of its choosing at its expense. Licensee will not settle or compromise any claim or action in a manner that admits the fault of, imposes restrictions on, or creates obligations on the Indemnitees or requires any admission of liability by the Indemnitees.

11.3

If Licensee fails to defend a claim or action within [***] of learning of the same, in addition to and not in lieu of other rights and remedies, IURTC may assume the defense for the account of and at the risk of Licensee, and any resulting liability, including without limitation attorney fees, will be deemed conclusively to be a liability of Licensee.

12.	Insurance:

12.1

Licensee will, and will require Sublicensees to, obtain and maintain commercial general liability insurance with a reputable and financially secure insurance carrier prior to clinical testing, making, having made, using, importing, offering to Sell, or Selling any Licensed Product or engaging in any other act involving any Licensed Product or the Patent Rights.

12.1.1	The insurance will identify the Indemnitees as additional insureds and will provide that the carrier will notify IURTC in writing [***] prior to cancellation or material change in coverage.

12.1.2

The insurance will include coverage for product liability, contractual liability, clinical trials liability if any such trial is performed, and all other coverages standard for such policies with a minimum of:

12.1.2.1

[***] per occurrence and [***] annual aggregate to cover activities of the Licensee through the period of development of the Licensed Product for Sale. Such insurance will additionally include errors and omissions insurance with [***] per occurrence; and

12.1.2.2	[***] per occurrence and [***] annual aggregate prior to any offer of the Licensed Product for Sale. Such insurance will additionally include errors and omissions insurance with [***] per occurrence.

12.1.3	Insurance policies purchased to comply with this Article 12 will be kept in force for [***] after the last Sale of Licensed Product.

12.2	Licensee will obtain, keep in force and maintain worker’s compensation insurance as legally required in the jurisdiction in which Licensee is doing business.

12.3	At IURTC’s request, Licensee will provide IURTC with a certificate of insurance and notices of subsequent renewals for its insurance and that of Sublicensees.

12.4	The specified minimum coverages and other provisions of this Article 12 do not constitute a limitation on Licensee’s obligations to indemnify the Indemnitees under this Agreement.

13.	Term and Termination:

13.1

This Agreement is effective on the Effective Date and continues for the Term unless earlier terminated in accordance with this Agreement. Time is of the essence for Licensee make payments and reports thereon.

13.2

Licensee may terminate this Agreement with or without cause on [***] written notice to IURTC. The rights granted by IURTC herein, including without limitation in Article 3, will terminate and automatically revert to IURTC at the end of [***]. Upon termination by Licensee pursuant to this Paragraph 13.2, Licensee may continue to Sell any Licensed Products made during the Term for a period [***] after the Term on the condition that Licensee (a) [***] and (b) [***]

13.3

IURTC may terminate this Agreement in whole or in part on [***] written notice to Licensee upon Licensee’s material breach of this Agreement, which breach is not cured by Licensee within such [***] period.

13.4

To the extent not prohibited by applicable law, Licensee agrees that in the event Licensee by its own actions or the action of any of its shareholders or creditors files or has filed against it, with an order for relief being entered, a case under the U.S. Bankruptcy Code of 1978, as previously or hereafter amended, IURTC will be entitled to relief from the automatic stay of Section 362 of Title 11 of the U.S. Code, as amended, on or against the exercise of the rights and remedies available to IURTC. Licensee hereby waives the benefits of such automatic stay and consents and agrees to raise no objection to such relief. Licensee further agrees that IURTC, at its sole discretion, may immediately terminate this Agreement by means of a written notice to Licensee in the event that a creditor or other claimant takes possession of, or a receiver, administrator, or similar officer is appointed over any of the assets of Licensee, or in the event that Licensee makes any voluntary arrangement with its creditors or becomes subject to any court or administration order under any U.S. bankruptcy proceedings or insolvency law. Licensee will promptly inform IURTC of its intention to file a voluntary petition in bankruptcy or of another’s communicated intention to file a voluntary petition in bankruptcy.

13.5

Upon termination of this Agreement, Licensee will promptly notify all Sublicensees of such termination. Any Sublicensee in compliance with its Sublicense and evidencing to IURTC its ability to meet the requirements of this Agreement has the right to enter into a written license agreement with IURTC through which such Sublicensee will become bound to IURTC on substantially the same terms and conditions, including without limitation financial terms, as Sublicensee was bound to Licensee under the Sublicense, but only to the extent that each financial term is no less favorable to IURTC than those set forth in this Agreement, and provided that the Sublicense does not impose any obligations on IURTC in excess of those imposed under this Agreement. If any Sublicensee desires to enter into such a license agreement, it will be wholly the responsibility of that Sublicensee to notify IURTC of such desire within [***] after the effective date of termination of this Agreement. IURTC hereby agrees to enter into such written license agreement, with modifications negotiated in good faith as is reasonably necessary to accommodate the functional and structural differences between Licensee and IURTC. Time is of the essence for a Sublicensee to provide notice of its desire for such license and to negotiate in good faith in a timely manner to effectuate a license. Failure of a Sublicensee to timely provide such notice or enter into such license will automatically result in the termination of all rights granted thereunder or hereunder, including without limitation any obligation of IURTC to enter into such license with Sublicensee.

13.6

As of the date of termination of this Agreement, all rights granted by IURTC will terminate and automatically revert to IURTC. The Parties agree that such termination does not relieve Licensee or Sublicensees of any obligation or liability accrued prior to termination. Nor does termination rescind anything done by Licensee or Sublicensees or any payments made to IURTC prior to the effective date of termination. Termination does not affect in any manner any rights of either Party arising under this Agreement prior to termination. All terms and conditions herein that, by their express terms or by implication, are to be performed after the termination of this Agreement or are prospective in nature will survive termination, as the case may be, including without limitation the provisions in Articles 5, 6, 7, 8, 11, and 12 and Licensee’s obligations to pay fees, royalties, or other payments and patent expenses accruing prior thereto.

14.	Assignability:

14.1

This Agreement will not be assigned, in whole or in part, by Licensee to any third party without the prior written consent of IURTC. However, Licensee may assign this entire Agreement to a third party that acquires substantially all of Licensee’s business or assets to which this Agreement relates through merger, sale, acquisition, or other similar transaction, provided that:

14.1.1	Licensee is not in breach of this Agreement in any respect; and

14.1.2	The successor agrees in writing (with a copy sent to IURTC within [***] of the effective date of the assignment) to assume all obligations and liabilities under this Agreement.

14.2

The rights granted in this Agreement may not be encumbered, pledged, or hypothecated in any way by Licensee or any Sublicensee, including without limitation to secure any purchase, lease, or loan. Any conveyance in contravention with the terms and conditions of this Agreement is null and void.

14.3	This Agreement is binding on the Parties and their respective successors and assigns and inures to the benefit of the Parties and their respective permitted successors and permitted assigns.

15.	Notice:

15.1

Any required or permissive notice under this Agreement will be sufficient if in writing and delivered personally, by recognized national overnight courier, or by registered or certified mail, postage prepaid and return receipt requested, to the address below and will be deemed to have been given as of the date shown on the receipt if by certified or registered mail, or the day following dispatch if by overnight courier.

If to IURTC:

Indiana University Research and Technology Corporation

Attn: Innovation and Commercialization Office

[***]

[***]

[***]

With copy to:

The Trustees of Indiana University

Attn: Innovation and Commercialization Office

[***]

[***]

[***]

If to Licensee:

MBX Biosciences, Inc.

Attn: P. Kent Hawryluk

[***]

[***]

15.2	For the convenience of the Parties in administering this Agreement, the Parties may direct inquiries as follows:

	If to IURTC:	If to Licensee:
Patent prosecution	[***]	[***]
Patent cost reimbursement	[***]	[***]
Financial consideration	[***]	[***]

16.	General Provisions:

16.1	Licensee agrees to register and give required notice concerning this Agreement, at its expense, in each country where an obligation exists under law to so register or give notice.

16.2

This Agreement will be construed, interpreted, and applied according to the laws of the State of Indiana without regard to any choice of law rules, and all claims, disputes, or controversies arising from or relating to this Agreement will be subject to the exclusive jurisdiction and venue of a state court of competent jurisdiction in Monroe County, Indiana or a federal court of competent jurisdiction in the Southern District of Indiana. The Parties consent to the personal jurisdiction of such courts and waive any defense of forum non conveniens.

16.3

No waiver of any breach of this Agreement will constitute a waiver of any other breach of the same or any other provision of this Agreement, and no waiver will be effective unless made in writing by the Party against whom the waiver is sought to be asserted. The delay or failure to assert a right or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

16.4

Neither Party is an agent, employer, employee, partner, joint venturer, or contractor of the other as a result of this Agreement. The representations, warranties, covenants, and undertakings contained in this Agreement are for the sole benefit of the Parties and their permitted successors and permitted assigns and will not be construed as conferring any rights on any third party. Neither Party may in any way pledge the other Party’s credit or incur any obligation on behalf of or bind the other Party on its behalf.

16.5

The provisions of this Agreement are severable in that if any provision in this Agreement is finally determined by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or non-enforceability will not in any way affect the validity or enforceability of the remaining provisions or the validity or enforceability of such provision in any jurisdiction where valid and enforceable. Any invalid or unenforceable provision will be reformed by the Parties to effectuate their intent as evidenced on the Effective Date.

16.6

Licensee agrees that in the event a faculty or staff member of IU serves Licensee in the capacity of consultant, officer, employee, board member, advisor, or other designation, under contract or otherwise, such faculty or staff member is subject to compliance with IU’s conflict of interest and conflict of commitment policies, including without limitation the obligation to complete a disclosure therefor, will serve solely in his or her individual capacity, as an independent contractor, and not as an agent or representative of IURTC or IU, that IURTC and IU exercise no authority or control over such faculty or staff member while acting in such capacity, that IURTC and IU receive no benefit from such activity, and that IURTC and IU assume no liability or obligation in connection with any such work or service undertaken by such faculty or staff member. Licensee further agrees that any breach, error, act, or omission by such faculty or staff member acting in the capacity set forth above in this Paragraph will not be imputed or otherwise attributed to IURTC or IU, including without limitation to constitute a breach by IURTC of this Agreement.

16.7

Except for Licensee’s obligations to make any payments to IURTC hereunder, the Parties shall not be responsible for any failure to perform due to the occurrence of any events beyond their reasonable control that render their performance impossible or onerous, including but not limited to any government act (including the passing of any law or regulation) that materially and adversely affects the ability of IURTC or IU to perform their duties under this Agreement; local, national or state emergency; acts of terrorism; and war. Financial exigency shall not be a force majeure event. Notwithstanding the foregoing, either Party will have the right to terminate this Agreement upon [***] prior written notice if the non-performing Party is unable to fulfill its obligations under this Agreement pursuant to this Paragraph 16.7 for a period of [***].

16.8

The Parties acknowledge that they have read this Agreement in its entirety and agree that this Agreement comprises the entire agreement, contract, and understanding of the Parties on the subject matter of this Agreement. The Parties acknowledge that each has had an opportunity to be advised by counsel of their choosing and as such the clauses of this Agreement will not be strictly construed against the drafter. The Parties acknowledge that invoices, purchase orders, or other mechanisms for administering any payment or obligation set forth herein will not contain terms and conditions separate from, in addition to, and/or in conflict with this Agreement, and that any such terms, if present, will be void and without effect and will not be enforceable by either Party.

16.9	This Agreement cannot be changed, modified, or amended except by a written instrument executed by the authorized representatives of the respective Parties.

16.10

This Agreement may be executed in counterparts, each of which will be deemed an original and all of which when taken together will be deemed one instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

Witness: The Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Indiana University Research and Technology Corporation		MBX Biosciences, Inc.

By:	/s/ Simran Trana	By:	/s/ P. Kent Hawryluk
Name:	Simran Trana	Name:	P. Kent Hawryluk
Title:	Associate VP, ICO	Title:	President & CEO
Date:	June 15, 2020	Date:	June 11, 2020

Exhibit A

Patent Rights

1.	[***]

2.	[***]

3.	[***]

4.	[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This First Amendment (the “First Amendment”) is made and entered into as of November 4, 2020 (the “First Amendment Effective Date”) by and between:

Indiana University Research and Technology Corporation (“IURTC”). a non-profit corporation organized under the laws of the State of Indiana, represented by The Trustees of Indiana University (“IU”). a body politic and corporate of the State of Indiana, having its principal offices al 107 S. Indiana Ave., Bloomington, IN 47405: and

MBX Biosciences. Inc. (“Licensee”), a Delaware corporation, having its principal offices at 12406 Horesham St. Carmel, Indiana 46032, United States.

(each referred to individually as a “Party” and collectively as the “Parties”).

The Parties hereby agree:

1.

Background: The Parties entered into the Exclusive License Agreement dated June 10, 2020 [***] (the “Original Agreement”). IURTC is the owner of certain recently disclosed intellectual property rights invented by Richard DiMarchi, M.D., Ph.D. and Archita Sanjeev Agrawal. Ph.D. (the “Inventors”) at IU and generally referred to as [***]. IURTC is willing to grant licenses to these intellectual property rights under the Original Agreement as amended by this first Amendment provided the rights are used to further scientific research, for new’ product development, and for other applications in the public interest. Licensee represents to IURTC that it has the necessary product development, manufacturing, and marketing capabilities to commercialize products based on such intellectual property rights. Licensee desires to obtain a license to these intellectual property rights upon the terms and conditions set forth in the Original Agreement as amended by this First Amendment, and desires to explore and fund additional development under the terms of the Research Agreement (as defined in the Original Agreement). Therefore, the Parties desire to enter into this First Amendment to amend the Original Agreement (the Original Agreement, as amended by this First Amendment, being referred to as the “Agreement”) in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth.

1

2.	Amendments to Original Agreement:

2.1	Delete Paragraph 4.1 in its entirety and replace with the following:

4.1

No later than [***] or [***] following the First Amendment Effective Date, whichever is later. Licensee will provide IURTC with a Development Plan, including provisions to [***] (as defined in the Research Agreement) executed pursuant to the Research Agreement for development of the licensed technology generally referred to as [***] and milestones specific to the commercial development of the associated commercial products. No later than [***] of each subsequent year during the Term, Licensee will provide IURTC with written updates to the Development Plan. The updates will summarize in reasonable detail the progress achieved during the previous year, any problems encountered in the development, evaluation, testing, pre-production manufacturing. First Commercial Sale, and/or initial marketing of each Licensed Product, and plans for the future regarding the foregoing. Upon reasonable request by IURTC, Licensee will consult with IURTC about tasks, schedules, and progress.

2.2	Add the following new Paragraph 4.3 at the end of Article 4:

4.3

To address specific milestones for development of the licensed technology generally referred to as [***] and Patent Rights related thereto licensed under the Agreement as of the First Amendment Effective Date, Licensee will (a) achieve the following commercial goals by the dales set forth below and (b) provide IURTC with evidence of the achievements of such goals within [***] after the corresponding date:

4.3.1	Execute a Task Order under the Research Agreement within [***] of the First Amendment Effective Date.

4.3.2	Licensee will pay a license maintenance fee of [***] due on [***]. which fee shall be waived if [***].

2.3	Delete Paragraph 5.1 in its entirety and replace with the following:

5.1

Issue Fee: Licensee will pay to IURTC ten thousand dollars ($10,000) within [***] of the Effective Date and ten thousand dollars ($10,000) upon [***] of the Effective Date. In addition, in consideration for the licensed technology generally referred to as [***] and Patent Rights related thereto licensed under the Agreement as of the First Amendment Effective Date. Licensee will pay a license issue fee of [***] within [***] of the First Amendment Effective Date.

2.4	Replace Exhibit A with the revised Exhibit A attached hereto.

3.

Except as provided in this First Amendment, including the preamble and background section which are incorporated herein by reference, all other terms and conditions of the Original Agreement remain unmodified and in full force and effect.

4.

This First Amendment may be executed in counterparts, each of which will be deemed an original and all of which when taken together will be deemed one instrument. Facsimile, Portable Document Format ( PDF) or photocopied signatures of the Parties will have the same legal validity as Original signatures.

2

5.	Capitalized terms used in this first Amendment and not otherwise defined shall have the meaning assigned to such term in the Original Agreement

Witness: The Parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

Indiana University Research and Technology Corporation		MBX Biosciences, Inc.

By:	/s/ Simran Trana	By:	/s/ P. Kent Hawryluk
Name:	Simran Trana	Name:	P. Kent Hawryluk
Title:	Associate VP, ICO	Title:	President & CEO
Date:	November 5, 2020	Date:	November 5, 2020

3

Exhibit A

Patent Rights

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

4

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This Second Amendment (the “Second Amendment”) is made and entered into as of July 1, 2021 (the “Second Amendment Effective Date”) by and between:

Indiana University Research and Technology Corporation (“IURTC”), a non-profit corporation organized under the laws of the State of Indiana, represented by The Trustees of Indiana University (“IU”), a body politic and corporate of the State of Indiana, having its principal offices at 107 S. Indiana Ave., Bloomington, IN 47405; and

MBX Biosciences, Inc. (“Licensee”), a Delaware corporation, having its principal offices at 12406 Horesham St, Carmel, Indiana 46032, United States.

(each referred to individually as a “Party” and collectively as the “Parties”).

The Parties hereby agree:

Background: The Parties entered into the Exclusive License Agreement dated June 10, 2020 [***] as amended by the First Amendment dated November 4, 2020 with IURTC Agreement [***] (collectively, the “Original Agreement”). IURTC is the owner of certain recently disclosed intellectual property rights invented at IU and generally referred to as [***] as disclosed by Richard DiMarchi, M.D., Ph.D., [***] (the “Inventors”). IURTC is willing to grant licenses to these intellectual property rights under the terms of the Original Agreement as amended by this Second Amendment provided the rights are used to further scientific research, for new product development, or for other applications in the public interest. Licensee represents to IURTC that it has the necessary product development, manufacturing, and marketing capabilities to commercialize products based on such intellectual property rights. Licensee desires to obtain a license to these intellectual property rights upon the terms and conditions set forth in the Original Agreement as amended by this Second Amendment. Therefore, the Parties desire to enter into this Second Amendment to amend the Original Agreement (the Original Agreement, as amended by this Second Amendment, being referred to as the “Agreement”) in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth.

Amendments to Original Agreement:

1.	Replace Exhibit A with the revised Exhibit A attached hereto.

2.

Except as provided in this Second Amendment, including the preamble and background section which are incorporated herein by reference, all other terms and conditions of the Original Agreement remain unmodified and in full force and effect.

3.

This Second Amendment may be executed in counterparts, each of which will be deemed an original and all of which when taken together will be deemed one instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

4.	Capitalized terms used in this Second Amendment and not otherwise defined shall have the meaning assigned to such term in the Original Agreement.

Witness: The Parties have caused this Second Amendment to be executed by their duly authorized representatives as of the Second Amendment Effective Date.

Indiana University Research and Technology Corporation		MBX Biosciences, Inc.

By:	/s/ Simran Trana	By:	/s/ P. Kent Hawryluk
Name:	Simran Trana	Name:	P. Kent Hawryluk
Title:	Associate VP, ICO	Title:	President & CEO

Date:	June 28, 2021	Date:	June 29, 2021

Exhibit A

Patent Rights

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This Third Amendment (the “Third Amendment”) is made and entered into as of February 7, 2022 (the “Third Amendment Effective Date”) by and between:

Indiana University Research and Technology Corporation (“IURTC”), a non-profit corporation organized under the laws of the State of Indiana, represented by The Trustees of Indiana University (“IU”), a body politic and corporate of the State of Indiana, having its principal offices at 107 S. Indiana Ave., Bloomington, IN 47405; and

MBX Biosciences, Inc. (“Licensee”), a Delaware corporation, having its principal offices at 12406 Horesham St, Carmel, Indiana 46032, United States.

(each referred to individually as a “Party” and collectively as the “Parties”).

The Parties hereby agree:

Background: The Parties entered into the Exclusive License Agreement dated June 10, 2020 with IURTC [***] as amended by the First Amendment dated November 4, 2020 [***] and as further amended by the Second Amendment dated July 1, 2021 [***] (collectively, the “Original Agreement”). IURTC is the owner of certain recently disclosed intellectual property rights invented at IU and generally referred to as [***] as disclosed by Richard DiMarchi, M.D., Ph.D., [***] (the “Inventors”). IURTC is willing to grant licenses to these intellectual property rights under the terms of the Original Agreement as amended by this Third Amendment provided the rights are used to further scientific research, for new product development, and for other applications in the public interest. Licensee represents to IURTC that it has the necessary product development, manufacturing, and marketing capabilities to commercialize products based on such intellectual property rights. Licensee desires to obtain a license to these intellectual property rights upon the terms and conditions set forth in the Original Agreement as amended by this Third Amendment. Therefore, the Parties desire to enter into this Third Amendment to amend the Original Agreement (the Original Agreement, as amended by this Third Amendment, being referred to as the “Agreement”) in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth.

Amendments to Original Agreement:

1.	Replace Exhibit A with the revised Exhibit A attached hereto.

1

2.

Except as provided in this Second Amendment, including the preamble and background section which are incorporated herein by reference, all other terms and conditions of the Original Agreement remain unmodified and in full force and effect.

3.

This Third Amendment may be executed in counterparts, each of which will be deemed an original and all of which when taken together will be deemed one instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

4.	Capitalized terms used in this Third Amendment and not otherwise defined shall have the meaning assigned to such term in the Original Agreement.

Witness: The Parties have caused this Third Amendment to be executed by their duly authorized representatives as of the Third Amendment Effective Date.

Indiana University Research and Technology Corporation		MBX Biosciences, Inc.

By:	/s/ Simran Trana	By:	/s/ P. Kent Hawryluk
Name:	Simran Trana	Name:	P. Kent Hawryluk
Title:	Associate VP, ICO	Title:	President & CEO

Date:	September 29, 2022	Date:	September 29, 2022

2

Exhibit A

Patent Rights

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

3

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT

TO

EXCLUSIVE LICENSE AGREEMENT

This Fourth Amendment (the “Fourth Amendment”) is made and entered into as of January 5, 2024 (the “Fourth Amendment Effective Date”) by and between:

Indiana University Research and Technology Corporation (“IURTC”), a non-profit corporation organized under the laws of the State of Indiana, represented by The Trustees of Indiana University (“IU”), a body politic and corporate of the State of Indiana, having its principal offices at 107 S. Indiana Ave., Bloomington, IN 47405; and

MBX Biosciences, Inc. (“Licensee”), a Delaware corporation, having its principal offices at 12406 Horesham St, Carmel, Indiana 46032, United States.

Each of IURTC and Licensee may be referred to individually herein as a “Party” and collectively as the “Parties”.

The Parties hereby agree:

Background: The Parties entered into the Exclusive License Agreement dated June 10, 2020 [***] as amended by the First Amendment dated November 4, 2020 [***] as further amended by the Second Amendment dated July 1, 2021 [***] and as further amended by the Third Amendment dated February 7, 2022 [***] (collectively, the “Original Agreement”). IURTC is the owner of (a) certain recently disclosed intellectual property rights invented by Dr. Richard DiMarchi, Dr. Fa Zhang, Dr. Kishore Thalluri, and Mr. James Ford at IU and generally referred to as [***], (b) certain recently disclosed intellectual property rights invented by Dr. Richard DiMarchi, Dr. Ian Tinsley, and Dr. Yujin Zhang at IU and generally referred to as [***], and (c) certain recently disclosed intellectual property rights invented by Dr. Richard DiMarchi, Dr. Fa Zhang, Dr. Kishore Thalluri, and Mr. James Ford at IU and generally referred to as [***]. IURTC is willing to grant licenses to these intellectual property rights under the terms of the Original Agreement as amended by this Fourth Amendment provided the rights are used to further scientific research, for new product development, and for other applications in the public interest. Licensee represents to IURTC that it has the necessary product development, manufacturing, and marketing capabilities to commercialize products based on such intellectual property rights. Licensee desires to obtain a license to these intellectual property rights upon the terms and conditions set forth in the Original Agreement as amended by this Fourth Amendment. Therefore, the Parties desire to enter into this Fourth Amendment to amend the Original Agreement (the Original Agreement, as amended by this Fourth Amendment, being referred to as the “Agreement”) in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth.

1

Amendments to Original Agreement:

1	Replace Exhibit A with the revised Exhibit A attached hereto.

2

Replace the definition of “Inventors” with the names of all inventors identified in the “Background” sections of the Agreement (including the separate “Background” sections of each the various amendments included in the Agreement).

3	Add the following new paragraphs at the end of Article 2:

2.18	“[***] Licensed Product” means [***]

2.19	“[***] Licensed Product” means [***]

2.20	“[***] Licensed Product” [***]

2.21	“[***] Licensed Products” means [***]

4	Add the following new paragraph 4.4 at the end of Article 4:

4.4

Licensee will (a) achieve, directly or through Sublicensees, the following commercial goals by the dates set forth below and (b) provide IU with evidence of the achievements of such goals within [***] after the corresponding date:

4.4.1	[***]

4.4.2	[***]

4.4.3	[***]

Licensee may extend the date to achieve any of the foregoing goals by [***] prior to the then-current deadline for such goal. If Licensee fails to timely exercise any available extensions or fails to achieve any of the foregoing goals after exercising any available extensions, IURTC may terminate this Agreement in accordance with Paragraph 13.3, provided that such termination shall only be with respect to [***], and for the avoidance of doubt, the Agreement will continue in full force and effect with respect to all other Licensed Products. At the request of Licensee, IURTC agrees to negotiate in good faith any reasonable proposals from Licensee to further extend the applicable deadline in light of Licensee’s experience in implementing the development of Licensed Products within the [***] cure period set forth in Paragraph 13.3. If the Parties are unable to come to an agreement following such [***] cure period and such goal has still not been achieved by Licensee, then IURTC will terminate this Agreement with respect to the applicable Licensed Product by providing written notice of such termination to Licensee.

2

5	Delete Paragraph 5.5 in its entirety and replace with the following:

5.5

Licensee will promptly notify IURTC of the achievement of a performance milestone identified in the appropriate table below. Licensee will pay to IURTC the performance milestone payment according to the appropriate table below:

5.5.1	Milestone payments for the first Licensed Product to achieve the applicable performance milestone (excluding [***] Licensed Products):

Performance Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each of the above milestone payments will be paid [***]. IURTC acknowledges and agrees that as of Fourth Amendment Effective Date, the [***] in the table above have been achieved and the corresponding milestone payments have been paid by Licensee.

5.5.2	Milestone payments for a [***] Licensed Product:

Performance Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each of the above milestone payments will be paid [***].

5.5.3

Should Licensee receive Sublicensing Revenue for a Sublicensee’s achievement of a particular performance milestone, Licensee will pay to IURTC [***] or [***], but for the avoidance of doubt, Licensee will not be required to pay to IURTC payments under both Paragraph 5.4 and this Paragraph 5.5 with respect to Sublicensee’s achievement of such performance milestone.

6

Except as provided in this Fourth Amendment, including the preamble and background section which are incorporated herein by reference, all other terms and conditions of the Original Agreement remain unmodified and in full force and effect.

7

This Fourth Amendment may be executed in counterparts, each of which will be deemed an original and all of which when taken together will be deemed one instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

8	Capitalized terms used in this Fourth Amendment and not otherwise defined shall have the meaning assigned to such term in the Original Agreement.

3

Witness: The Parties have caused this Fourth Amendment to be executed by their duly authorized representatives as of the Fourth Amendment Effective Date.

Indiana University Research and Technology Corporation		MBX Biosciences, Inc.

By:	/s/ Lakshimi Sastry Dent	By:	/s/ P. Kent Hawryluk
Name:	Lakshmi Sastry Dent	Name:	P. Kent Hawryluk
Title:	Director, ICO	Title:	President & CEO
Date:	1/4/2024	Date:	1/4/24

4

Exhibit A

Patent Rights

[***]

5